BLACKROCK ETF TRUST
BlackRock U.S. Carbon Transition Readiness ETF (“LCTU”)
BlackRock World ex U.S. Carbon Transition Readiness ETF
(“LCTD” and each, a “Fund”)
Supplement dated April 27, 2021 to the Prospectus and Statement of Additional Information (“SAI”) of the Funds, each dated March 23, 2021
Effective immediately, BlackRock Fund Advisors (“BFA”) has agreed to convert the voluntary management fee waiver for each Fund to a contractual management fee waiver. In addition, BFA has made certain other updates to each Fund’s disclosure relating to its investment strategies and registration in certain foreign jurisdictions. Accordingly, effective immediately, the Funds’ Prospectus and SAI are amended as follows:
The section of the Prospectus for LCTU entitled “Fees and Expenses” is deleted in its entirety and replaced with the following:
Fees and Expenses
The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund. The investment advisory agreement between BlackRock ETF Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses and any extraordinary expenses.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)
Management Fees[1,2]	Distribution and Service (12b‑1) Fees	Other Expenses	Total Annual Fund Operating Expenses	Fee Waiver[1,2]	Total Annual Fund Operating Expenses After Fee Waiver[1,2]
0.30%	None	-	0.30%	0.15%	0.15%

[1]	As described in the “Management” section of the Fund’s prospectus beginning on page 24, BFA has contractually agreed to waive 0.15% of its management fee payable, through June 30, 2024.

[2]
As described in the “Management” section of the Fund’s prospectus beginning on page 24, BFA has contractually agreed to waive its management fees by the amount of investment advisory fees the Fund pays to BFA indirectly through its investment in money market funds managed by BFA or its affiliates, through June 30, 2023.

Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$15	$48
The section of the Prospectus for LCTD entitled “Fees and Expenses” is deleted in its entirety and replaced with the following:
Fees and Expenses
The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund. The investment advisory agreement between BlackRock ETF Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses and any extraordinary expenses.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)
Management Fees[1,2]	Distribution and Service (12b‑1) Fees	Other Expenses	Total Annual Fund Operating Expenses	Fee Waiver[1,2]	Total Annual Fund Operating Expenses After Fee Waiver[1,2]
0.35%	None	-	0.35%	0.15%	0.20%

[1]	As described in the “Management” section of the Fund’s prospectus beginning on page 24, BFA has contractually agreed to waive 0.15% of its management fee payable, through June 30, 2024.

[2]
As described in the “Management” section of the Fund’s prospectus beginning on page 24, BFA has contractually agreed to waive its management fees by the amount of investment advisory fees the Fund pays to BFA indirectly through its investment in money market funds managed by BFA or its affiliates, through June 30, 2023.

Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$20	$64

The sixth paragraph in the section of the Prospectus entitled “Management – Investment Adviser” and the seventh paragraph in the section of the SAI entitled “Investment Advisory, Administrative and Distribution Services – Investment Adviser” are deleted in their entirety and replaced with the following:
Effective April 27, 2021, BFA has contractually agreed to waive 0.15% of its management fee payable by each Fund, through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non‑interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund. Prior to April 27, 2021, such agreement to waive a portion of each Fund’s management fee was voluntary.
BFA may from time to time voluntarily waive and/or reimburse other fees or expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by BFA at any time.
The first paragraph in the section of the Prospectus entitled “More Information About the Funds – Additional Information on Principal Investment Strategies – U.S. CTR” and the first paragraph in the section of the Prospectus entitled “More Information About the Funds – Additional Information on Principal Investment Strategies – World ex U.S. CTR” are deleted in their entirety and replaced with the following:
The Fund seeks to outperform the price and yield performance of the Underlying Index before including Fund expenses, while optimizing for Low Carbon Economy Transition Readiness (“LCETR”) scores criteria based on proprietary BlackRock Fund Advisors (“BFA”) research. The Fund seeks to maintain a similar risk profile to the Underlying Index through an active risk target.
The fifth paragraph in the section of the SAI entitled “Miscellaneous Information – Regulation Under the Alternative Investment Fund Managers Directive” is deleted in its entirety and replaced with the following:
BFA has registered the following Funds for marketing to investors in the respective countries listed below:

•	BlackRock U.S. Carbon Transition Readiness ETF: Belgium, Finland, Ireland, Luxembourg, Netherlands, Sweden and United Kingdom.

•	BlackRock World ex U.S. Carbon Transition Readiness ETF: Belgium, Finland, Ireland, Luxembourg, Netherlands, Sweden and United Kingdom.
Shareholders should retain this Supplement for future reference.
PRSAI-CARB-0421SUP